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                                                                 EXHIBIT 10.47.3


                       THIRD AMENDMENT TO CREDIT AGREEMENT

        THIS THIRD AMENDMENT TO CREDIT AGREEMENT ("Amendment") is entered into as of April 7, 2001, by and among WESTERN DIGITAL TECHNOLOGIES, INC., a Delaware corporation formerly known as Western Digital Corporation ("Borrower"), the other Credit Parties party hereto, the lenders signatory hereto (each individually a "Lender" and collectively the "Lenders"), GENERAL ELECTRIC CAPITAL CORPORATION, as administrative agent for Lenders (in such capacity, "Agent"), and BANK OF AMERICA, N.A., as documentation agent for Lenders ("Documentation Agent"; Agent and Documentation Agent are collectively referred to as "Co-Agents" and each, a "Co-Agent").

                                    RECITALS

        A. Borrower, the other Credit Parties party thereto, Lenders, and Co-Agents have entered into the Credit Agreement dated as of September 20, 2000, as amended by the First Amendment to Credit Agreement dated as of March 8, 2001, and the Second Amendment to Credit Agreement dated as of March 23, 2001 (collectively, "Credit Agreement"), pursuant to which Co- Agents and Lenders are providing financial accommodations to or for the benefit of Borrower upon the terms and conditions contained therein. Unless otherwise defined herein, capitalized terms or matters of construction defined or established in Annex A to the Credit Agreement shall be applied herein as defined or established therein.

        B. Borrower has requested in the letter attached hereto as Appendix A that Co-Agent and Lenders make certain amendments to, and consent to certain matters under, the Credit Agreement and other Loan Documents, and Co-Agent and Lenders are willing to do so subject to the terms and conditions of this Amendment.

                                    AGREEMENT

        NOW, THEREFORE, in consideration of the continued performance by Borrower and each other Credit Party of their respective promises and obligations under the Credit Agreement and the other Loan Documents, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, the other Credit Parties signatory hereto, Lenders, and Co-Agents hereby agree as follows:

        1. Ratification and Incorporation of Credit Agreement and Other Loan Documents. Except as expressly modified under this Amendment, (a) each Credit Party hereby acknowledges, confirms, and ratifies all of the terms and conditions set forth in, and all of its obligations under, the Credit Agreement, and (b) all of the terms and conditions set forth in the Credit Agreement are incorporated herein by this reference as if set forth in full herein.

        2. Amendments to Credit Agreement. The Credit Agreement and other Loan Documents are hereby amended as follows:

            (a) Section 5.4(c) of the Credit Agreement is amended by deleting each reference to "Guarantor" and substituting "Guarantor (other than Holdings)" in lieu thereof.


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            (b) Section 6.14 of the Credit Agreement is amended by (i) deleting the "and" immediately preceding clause (e) thereof, (ii) replacing the period at the end thereof with ", and" and (iii) adding the following new clause (f) at the end thereof:

                (f) dividends or other distributions made by Borrower to
            Holdings out of legally available funds to enable Holdings to pay its reasonable legal, accounting and operational expenses incurred in the ordinary course in an aggregate amount not to exceed $750,000 in any Fiscal Year.

            (c) Section 9.8 of the Credit Agreement is amended by deleting each reference to "Guarantor" and substituting "Guarantor (other than Holdings)" in lieu thereof.

            (d) The definition of "Borrower" in Annex A of the Credit Agreement is deleted in its entirety and the following is substituted therefor:

                "Borrower" shall mean Western Digital Technologies, Inc., a
            Delaware corporation formerly known as Western Digital Corporation.

            (e) The definition of "Change of Control" in Annex A of the Credit Agreement is deleted in its entirety and the following is substituted therefor:

                "Change of Control" means any of the following: (a) any Person or group of Persons (within the meaning of the Securities Exchange
            Act) shall have acquired beneficial ownership (within the meaning of Rule 13d-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act) of 20% or more of the issued and outstanding shares of capital Stock of Holdings having the right to vote for the election of directors of Holdings under ordinary circumstances; (b) the occurrence of a change in the composition of the board of directors of Holdings as a result of which fewer than a majority of all directors are Incumbent Directors (as defined below); (c) Borrower shall cease to own and control all of the economic and voting rights associated with all of the outstanding capital Stock of any of its Subsidiaries; and (d) Holdings shall cease to own and control all of the economic and voting rights associated with all of the outstanding capital Stock of Borrower. For purposes of this definition, "Incumbent Director" means any director who is either (i) a director of Holdings as of the date on which the Third Amendment becomes effective, or (ii) a director who is elected or nominated for election to the board of directors of Holdings with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but shall not include any individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to Holdings).

            (f) The definition of "Excluded Subsidiaries" in Annex A of the Credit Agreement is deleted in its entirety and the following is substituted therefor:

                "Excluded Subsidiaries" shall mean Connex, SageTree, Pacifica,
            Cameo Technologies, Inc, a Delaware corporation formerly known as WDC.NET, Inc., Keen Personal Media, Inc., a Delaware corporation, Keen Personal Technologies,


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            Inc., a Delaware corporation, SANavigator, Inc., a Delaware corporation, Western Digital Ventures, Inc., a Delaware corporation, WD Merger Sub, Inc., a Delaware corporation, and Targets that become "Excluded Subsidiaries" in accordance with the provisions of Section 6.1.

            (g) The definition of "Financial Statements" in Annex A of the Credit Agreement is deleted in its entirety and the following is substituted therefor:

                "Financial Statements" shall mean the consolidated and
            consolidating income statements, statements of cash flows and balance sheets of Borrower or Holdings, as the case may be, delivered in accordance with Section 3.4 and Annex E.

            (h) The definition of "Guarantors" in Annex A of the Credit Agreement is deleted in its entirety and the following is substituted therefor:

                "Guarantors" shall mean each of WD UK, WD IS and Holdings, and each other Person, if any, that executes a guaranty or other similar agreement in favor of Agent, for the benefit of Co-Agents and Lenders, in connection with the transactions contemplated by the Agreement and the other Loan Documents.

            (i) The definition of "Subordinated Debt" in Annex A of the Credit Agreement is deleted in its entirety and the following is substituted therefor:

                "Subordinated Debt" shall mean the Indebtedness of Borrower and
            Holdings evidenced by the Subordinated Notes and the other Subordinated Debt Documents and any other Indebtedness of any Credit Party subordinated to the Obligations in a manner and form satisfactory to Co-Agents and Lenders in their sole discretion, as to right and time of payment and as to any other rights and remedies thereunder, including, in each case, any refinancing thereof permitted under Section 6.14.

            (j) The definition of "Subordinated Indenture" in Annex A of the Credit Agreement is deleted in its entirety and the following is substituted therefor:

                "Subordinated Indenture" shall mean the Indenture dated as of
            February 18, 1998, between Borrower, as Issuer, and State Street Bank and Trust Company of California, N.A., as Trustee, as amended by the First Supplemental Indenture dated as of April 6, 2001, by and among Borrower, Holdings, and State Street Bank and Trust Company of California, N.A., as Trustee.

            (k) The definition of "Subordinated Notes" in Annex A of the Credit Agreement is deleted in its entirety and the following is substituted therefor:

                "Subordinated Notes" shall mean those certain Zero Coupon
            Convertible Subordinated Debentures due 2018, issued by Borrower in an aggregate original principal amount of $1,297,200,000.


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            (l) The following new definitions are added to Annex A of the Credit
Agreement in appropriate alphabetical order:

                "Holdings" shall mean Western Digital Corporation, a Delaware corporation formerly known as Western Digital Holdings, Inc.

                "Third Amendment" means the Third Amendment to Credit Agreement dated as of April 7, 2001.

            (m) Annex C of the Credit Agreement is amended by (i) deleting each reference to "Guarantor" and substituting "Guarantor (other than Holdings)" in lieu thereof, and (ii) deleting the reference to "Affiliates" and substituting "Affiliates (other than Holdings)" in lieu thereof.

            (n) Annex E of the Credit Agreement is deleted in its entirety, and the revised version of Annex E attached hereto as Appendix B is substituted in lieu thereof.

            (o) Subsection (C) of Annex I of the Credit Agreement is deleted in its entirety, and the following is substituted in lieu thereof:

                (C) If to Borrower, at

                    Western Digital Technologies, Inc.
                    20511 Lake Forest Drive
                    Lake Forest, California 92630-7741
                    Attention: Mr. Steven M. Slavin
                    Telephone: (949) 672-7000
                    Facsimile: (949) 672-5495

                    With copies to:

                    Western Digital Technologies, Inc.
                    20511 Lake Forest Drive
                    Lake Forest, California 92630-7741
                    Attention: Michael A. Cornelius, Esq., General Counsel
                    Telephone: (949) 672-7000
                    Facsimile: (949) 672-7837

            (p) Schedule 6.5 of the Credit Agreement is deleted in its entirety, and the revised version of Schedule 6.5 attached hereto as Appendix C is substituted in lieu thereof.

            (q) All references in the Credit Agreement or the other Loan Documents, in each case as in effect immediately prior to the effectiveness of this Amendment, to "Western Digital Corporation, a Delaware corporation" shall be deleted and replaced by "Western Digital Technologies, Inc., a Delaware corporation formerly known as Western Digital Corporation."


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        3. Consents under Credit Agreement.

            (a) Pursuant to Section 6.5 of the Credit Agreement, Borrower is prohibited from making any changes to its capital structure as described in Disclosure Schedule 6.5 unless Co-Agents and Requisite Lenders have given their prior written consent thereto. At the request of Borrower, Co-Agents and Requisite Lenders hereby consent to Holdings entering into the First Supplemental Indenture dated as of April 6, 2001, by and among Borrower, Holdings, and State Street Bank and Trust Company of California, N.A., as Trustee, and becoming a co-obligor with respect to the Subordinated Notes and the other Subordinated Debt Documents.

            (b) Pursuant to Section 6.1 of the Credit Agreement, Borrower is prohibited from forming or acquiring any Subsidiary (with certain exceptions) unless Co-Agents and Requisite Lenders have given their prior written consent thereto. At the request of Borrower, Co- Agents and Requisite Lenders hereby consent to the formation by Borrower of Western Digital Holdings, Inc., a Delaware corporation formerly known as The Western Digital Group, Inc., and WD Merger Sub, Inc., a Delaware corporation.

        4. Conditions to Effectiveness. The effectiveness of this Amendment is subject to satisfaction of each of the following conditions:

            (a) receipt by Co-Agents of this Amendment duly executed by Borrower, each of the other Credit Parties, Co-Agents and Requisite Lenders;

            (b) receipt by Co-Agents of an original Continuing Guaranty duly executed by Holdings and Agent;

            (c) receipt by Agent of a copy of an opinion, in form and substance satisfactory to Agent and its counsel, prepared by Houlihan Lokey Howard & Zukin with respect to the solvency of Borrower, after giving effect to the consummation of the Corporate Reorganization transaction described on Disclosure Schedule (6.5);

            (d) receipt by Agent of (i) a certificate of the Secretary of Borrower certifying that attached to such certificate are complete and correct copies of resolutions duly adopted by Borrower's Board of Directors that authorize the execution and delivery of the documents necessary to effect the Corporate Reorganization, and (ii) a certificate of the Secretary of Holdings certifying that attached to such certificate are complete and correct copies of resolutions duly adopted by Holdings' Board of Directors that authorize the execution and delivery by Holding of a Continuing Guaranty, in each case in form and substance satisfactory to Agent and its counsel;

            (e) receipt by Agent of a UCC-2 amendment with respect to each UCC-1 financing statement and fixture filing set forth in Appendix B to the Schedule of Documents filed against Borrower, amending such financing statement to reflect Western Digital Technologies, Inc., as debtor; and

            (f) the absence of any Defaults or Events of Default as of the date hereof.


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        5. Entire Agreement. This Amendment, together with the Credit Agreement and the other Loan Documents, is the entire agreement between the parties hereto with respect to the subject matter hereof. This Amendment supersedes all prior and contemporaneous oral and written agreements and discussions with respect to the subject matter hereof.

        6. Representations and Warranties. Borrower and each other Credit Party hereby represents and warrants that the representations and warranties contained in the Credit Agreement were true and correct in all material respects when made and, except to the extent that (a) a particular representation or warranty by its terms expressly applies only to an earlier date or (b) Borrower or any other Credit Party, as applicable, has previously advised Co-Agents in writing as contemplated under the Credit Agreement, are true and correct in all material respects as of the date hereof.

        7. Reaffirmation by Guarantors. Each Credit Party that is also a Guarantor, by its execution of this Amendment, consents to the terms hereof and ratifies and reaffirms all of the provisions of the Guaranties.

        8. Miscellaneous.

            (a) Counterparts. This Amendment may be executed in identical counterpart copies, each of which shall be an original, but all of which shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart thereof.

            (b) Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment, and are not to be taken into consideration in interpreting this Amendment.

            (c) Recitals. The recitals set forth at the beginning of this Amendment are true and correct, and such recitals are incorporated into and are a part of this Amendment.

            (d) Effect. Upon the effectiveness of this Amendment, from and after the date hereof, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," or words of like import shall mean and be a reference to the Credit Agreement as amended hereby and each reference in the other Loan Documents to the Credit Agreement, "thereunder," "thereof," or words of like import shall mean and be a reference to the Credit Agreement as amended hereby.

            (e) No Novation. Except as expressly provided in Sections 2 and 3 of this Amendment, the execution, delivery, and effectiveness of this Amendment shall not (i) limit, impair, constitute a waiver of, or otherwise affect any right, power, or remedy of Co-Agents or any Lender under the Credit Agreement or any other Loan Document, (ii) constitute a waiver of any provision in the Credit Agreement or in any of the other Loan Documents, or (iii) alter, modify, amend, or in any way affect any of the terms, conditions, obligations, covenants, or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

            (f) Conflict of Terms. In the event of any inconsistency between the provisions of this Amendment and any provision of the Credit Agreement, the terms and provisions of this Amendment shall govern and control.


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        IN WITNESS WHEREOF, this Third Amendment to Credit Agreement has been duly executed as of the date first written above.


                                           GENERAL ELECTRIC CAPITAL CORPORATION,
                                           as Administrative Agent and a Lender


                                           By: /s/ ROBERT S. YASUDA
                                               ---------------------------------
                                               Robert S. Yasuda
                                               Duly Authorized Signatory


                                           BANK OF AMERICA, N.A.,
                                           as Documentation Agent and a Lender


                                           By: /s/ STEPHEN E. ROSSI
                                               ---------------------------------
                                           Name: Stephen E. Rossi
                                                 -------------------------------
                                           Title: AVP
                                                  ------------------------------

                                           THE CIT GROUP/BUSINESS CREDIT, INC.,
                                           as a Lender


                                           By: /s/ DALE GEORGE
                                               ---------------------------------
                                           Name: Dale George
                                                 -------------------------------
                                           Title: Vice President
                                                  ------------------------------


                                           By: /s/ STEVEN M. SLAVIN
                                               ---------------------------------
                                           Name: Steven M. Slavin
                                                 -------------------------------
                                           Title: Vice President, Taxes &
                                                  Treasurer
                                                  ------------------------------



                    [Signatures Continued on Following Page]


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                                           WESTERN DIGITAL (U.K.), LTD., a
                                           corporation organized under the laws
                                           of the United Kingdom


                                           By: /s/ MICHAEL A. CORNELIUS
                                               ---------------------------------
                                           Name: Michael A. Cornelius
                                                 -------------------------------
                                           Title: Director
                                                  ------------------------------


                                           WESTERN DIGITAL (I.S.) LIMITED, a
                                           corporation organized under
                                           the laws of Ireland


                                           By: /s/ MICHAEL A. CORNELIUS
                                               ---------------------------------
                                           Name: Michael A. Cornelius
                                                 -------------------------------
                                           Title: Director
                                                  ------------------------------


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